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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                             SERIES 1994-3
               CHEVY CHASE MASTER CREDIT CARD TRUST

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,376,483,357.01
Beginning of the Month Finance Charge Receivables:         $    105,139,326.00
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,481,622,683.01


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $     34,116,724.22
Additional Finance Charge Receivables:                     $        365,610.41
Additional Total Receivables:                              $     34,482,334.63


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,384,803,810.59
End of the Month Finance Charge Receivables:               $    114,101,555.55
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,498,905,366.14


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,988,015,625.00
End of the Month Seller Amount                             $    396,788,185.59
End of the Month Seller Percentage                                      16.64%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     70,781,106.80
   60-89 Days Delinquent                                   $     47,148,477.68
   90+ Days Delinquent                                     $     76,288,703.43

   Total 30+ Days Delinquent                               $    194,218,287.91
   Delinquent Percentage                                                 7.77%

Defaulted Accounts During the Month                        $     23,264,866.08
Annualized Default Percentage                                           11.75%

Principal Collections                                      $    183,312,432.27
Principal Payment Rate                                                   7.71%

Total Payment Rate                                                       9.00%


INVESTED AMOUNTS





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   Class A Initial Invested Amount        $ 234,240,000.00
   Class B Initial Invested Amount        $  21,760,000.00

INITIAL INVESTED AMOUNT                                    $    256,000,000.00

   Class A Invested Amount                $ 114,375,000.00
   Class B Invested Amount                $  42,500,000.00

INVESTED AMOUNT                                            $    156,875,000.00

FLOATING ALLOCATION PERCENTAGE                                          7.77%
PRINCIPAL ALLOCATION PERCENTAGE                                        20.71%


MONTHLY SERVICING FEE                                      $        309,114.58

INVESTOR DEFAULT AMOUNT                                    $      1,807,680.09


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            77.09%

   Class A Finance Charge Collections     $   2,572,224.29
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      2,572,224.29


   Class A Monthly Interest               $     652,453.78
   Class A Servicing Fee                  $     238,281.25
   Class A Investor Default Amount        $   1,393,540.58

TOTAL CLASS A EXCESS SPREAD                                $        287,948.68


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                            22.91%

   Class B Finance Charge Collections     $     764,441.54
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        764,441.54


   Class B Monthly Interest               $     200,399.31
   Class B Servicing Fee                  $      70,833.33


TOTAL CLASS B EXCESS SPREAD                                $        493,208.90

EXCESS SPREAD --





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TOTAL EXCESS SPREAD                                        $        781,157.58


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        414,139.51

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          6,491.41
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        360,526.66


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      3,631,922.96


SERIES 1994-3 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-3

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --




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   Base Rate (Current Month)                          7.91%
   Base Rate (Prior Month)                            7.84%
   Base Rate (Two Months Ago)                         7.87%

THREE MONTH AVERAGE BASE RATE                                            7.87%


   Portfolio Yield (Current Month)                    9.89%
   Portfolio Yield (Prior Month)                     15.06%
   Portfolio Yield (Two Months Ago)                  14.01%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.99%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                            91.50%

   Class A Principal Collections          $  29,266,451.24

CLASS B PRINCIPAL PERCENTAGE                                             8.50%

   Class B Principal Collections          $   8,697,553.48

TOTAL PRINCIPAL COLLECTIONS                                $     37,964,004.72





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  28,593,750.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     28,593,750.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $      9,370,254.72
SHARING






INVESTOR CHARGE OFFS --



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CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  20,393,750.00
   Available Cash Collateral Amount       $  20,393,750.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Payments     $           0.00
   Class B Interest Rate Cap Payments     $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer

                                          Mark A. Holles
                                By:  ________________________
                                          Mark  A. Holles
                                           Vice President